Exhibit 99.4

LIMITED LIABILITY COMPANY AGREEMENT
OF

FORD MOTOR CREDIT COMPANY LLC

A Delaware Limited Liability Company

Dated as of April 30, 2007
To be effective May 1, 2007

LIMITED LIABILITY COMPANY AGREEMENT
OF
FORD MOTOR CREDIT COMPANY LLC

THIS LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") of FORD MOTOR CREDIT COMPANY LLC (the "Company") is dated as of April 30, 2007 to be effective on May 1, 2007 and made by FORD HOLDINGS LLC, a Delaware limited liability company, as the sole Shareholder of the Company.

ARTICLE 1
Organization

1.1  Formation. The Company was formed by filing a Certificate of Conversion and a Certificate of Formation with the Secretary of State of the State of Delaware on or about April 20, 2007 and effective as of May 1, 2007, pursuant to the Delaware Limited Liability Company Act (the "Act"). The Company constitutes a continuation of Ford Motor Credit Company, a Delaware corporation (the "Converted Corporation"), which was converted to a Delaware limited liability company in accordance with Section 266 of the Delaware General Corporation Law (the "DGCL") and Section 18-214 of the Act (the "Conversion"). As provided in the Act, the existence of the Company is deemed to have commenced on August 20, 1959, the date the Converted Corporation was organized under the laws of the State of Delaware. As provided in the Act and the DGCL, the Conversion will not affect any rights, privileges, powers and interests, or debts, liabilities and duties of the Converted Corporation prior to the Conversion all of which will be those of the Company upon the Conversion.

1.2  Name. The name of the Company is "FORD MOTOR CREDIT COMPANY LLC" and its business will be carried on in such name with such variations and changes as the Board of Directors (as defined below) determines or deems necessary to comply with requirements of the jurisdictions in which the Company conducts its operations.

1.3  Qualifications. The Company may be qualified, licensed or registered to do business in its name or under assumed or fictitious name statutes or similar laws, in any other jurisdiction in which the Company transacts or proposes to transact business and where such qualification, license or registration is required or desirable. Any authorized agent or officer of the Company may execute, deliver and file any certificates and other documents and take any and all actions as may be necessary or desirable to obtain such qualification, license or registration.

1.4  Purpose. The Company may engage in any lawful business or activity that may be engaged in by a limited liability company formed under the Act and any and all activities necessary or incidental thereto.

1.5  Principal Office; Registered Office; Registered Agent. The principal office of the Company is located at One American Road, Dearborn, Michigan 48126 or such other place as the Board of Directors may select from time to time. The Company's registered agent is The Corporation Trust Company and its registered office in the State of Delaware is at its registered agent located at 1209 Orange Street, Wilmington, Delaware 19801.

1.6  Offices. The Company may have an office in Dearborn, Michigan, and at such other places as the Board of Directors may from time to time determine or as the business of the Company may require. Unless otherwise provided by law, the books and records of the Company may be kept at the office of the Company in Dearborn, Michigan or at such other places as may be determined by the Board of Directors from time to time.

1.7  Term. The term of the Company will be perpetual unless the Company is dissolved and terminated in accordance with Article 9.

ARTICLE 2
Members; Shareholders

2.1  Ownership Interests. The limited liability company interests of the Company will consist of one class of common interests which will be represented by certificates representing Shares of ownership interests in the Company.

2.2  Certain Definitions.

(a)  "Initial Shareholder" means Ford Holdings LLC, a Delaware limited liability company.

(b)  "Shareholders" means the Initial Shareholder and all other persons or entities admitted as additional or substituted Shareholders pursuant to this Agreement, so long as they remain Shareholders. Reference to a "Shareholder" means any one of the Shareholders. Each Shareholder is deemed to be a "member" within the meaning of Section 18-101(11) of the Act.

(c)  "Shares" means the limited liability company interests of the Company held by a Shareholder reflecting the ownership interest of such Shareholder in the Company (which will be considered personal property for all purposes), consisting of (i) such Shareholder’s pro rata interest in profits, losses, allocations and distributions of the Company (based, at any time of determination, on the number of Shares owned of record by such Shareholder divided by the number of all then-issued and outstanding Shares), (ii) such Shareholder’s right to vote or grant or withhold consents with respect to Company matters as provided in this Agreement or in the Act, and (iii) such Shareholder’s other rights and privileges as provided in this Agreement or in the Act.

2.3  Conversion. Pursuant to the Conversion Agreement dated April 20, 2007 and effective as of May 1, 2007 between the Converted Corporation and Ford Holdings LLC, which was the sole shareholder of the Converted Corporation at the effective time of the Conversion, all of the issued and outstanding shares of common stock of the Converted Corporation held by Ford Holdings LLC, by virtue of the Conversion and without any further action, were converted into 250,000 Shares of the Company with the par value of US $100 each, and Ford Holdings LLC was admitted as the sole Shareholder of the Company.

Immediately following the effective time of the Conversion, any certificate evidencing any shares of common stock of the Converted Corporation is deemed null and void and represents only the right to receive certificates evidencing Shares.

2.4  Capital Contribution. The Initial Shareholder will have no obligation to make any further capital contributions to the Company. Any person or entity hereafter admitted as a Shareholder of the Company will make such contributions of cash (or promissory obligations), property or services to the Company as may be determined by the then Shareholders, acting unanimously, at the time of each such admission.

2.5  Issuance of Additional Shares. The Company may not issue any additional Shares unless the Shareholders, acting unanimously, consent thereto.

2.6  Actions by the Shareholders; Meetings. The Shareholders may approve a matter or take any action at a meeting or without a meeting by the written consent of the Shareholders, in either case, upon the approval of such matter by Shareholders holding a majority of the issued and outstanding Shares. If action is taken by consent, a written consent setting forth the action so taken must be signed by the Shareholders holding a majority of the issued and outstanding shares and filed with the minutes of proceedings of Shareholders. Meetings of the Shareholders may be called at any time by the Shareholders holding a majority of the issued and outstanding Shares. At any time that there is only one Shareholder, any and all action provided for in this Agreement or the Act to be taken or approved by the "Shareholders" or the "members" will be taken or approved by the sole Shareholder.

2.7  Authority of Shareholders. No Shareholder, by reason of its status as such, will have any authority to act for or bind the Company or otherwise take part in the management of the Company except to the extent provided otherwise in this Agreement. The Shareholders will have only the right to vote on, decide or approve the actions specified in this Agreement or in the Act (or hereafter specified by the Board of Directors) to be voted on, decided or approved by the Shareholders.

ARTICLE 3
Board of Directors

3.1  Management by Board of Directors. Subject to matters that are expressly reserved under this Agreement or under the Act to the Shareholders for vote, decision or approval and any delegation of rights and powers as provided for in this Agreement, the management of the Company will be vested in a board of Directors (the "Board of Directors" or "Board") that will have the sole right to manage the business and affairs of the Company and will have all powers and rights necessary, appropriate or advisable to effectuate and carry out the purposes, business and affairs of the Company. Each Director is deemed to be a "manager" within the meaning to Section 18-101(10) of the Act.

3.2  Power to Bind Company. None of the Directors (acting in their capacity as such) will have authority to bind the Company to any third party with respect to any matter unless the Board will have approved such matter and authorized such Director(s) to bind the Company with respect thereto.

3.3  Number, Term of Office. The Board of Directors of the Company will consist of not less than five and not more than twenty Directors, the exact number to be determined from time to time by the Board of Directors. Each Director will be elected by the Shareholders annually (or at such other frequency as is determined by the Shareholders), to serve until his or her successor is elected and is qualified or until his or her earlier death, retirement, incapacity, resignation or removal.

3.4  Meetings.

(a)  The Directors may hold their meetings outside the State of Delaware, at the office of the Company in Dearborn, Michigan, or at such other place as they may determine from time to time.

(b)  Unless otherwise determined by the Board of Directors, meetings of the Board for the election of officers and the transaction of other business may be held with or without notice at such times and places as determined by the Board of Directors from time to time.

(c)  Special meetings of the Board of Directors for any purpose may be called by the Shareholders holding a majority of the issued and outstanding Shares, the Chairman of the Board, the Chief Executive Officer, the President or by one-third of the Directors then in office.

3.5  Notice of Meetings. If requested by the Board, the Secretary will give notice of the time and place of holding of meetings of the Board of Directors by mailing such notice at least two days before the meeting, or by sending another form of communication, including email, containing such notice at least one day before the meeting to each Director, or by delivering such notice personally or by telephone at least one day before the meeting to each Director, or by delivering, in the case of a Director who is an officer or employee of the Company or of Ford Motor Company, or of any subsidiary of either, such notice at least one day before the meeting to the office of such Director at such company. Unless otherwise stated in the notice of any meeting (if any), any and all business may be transacted at any meeting.

3.6  Quorum. One-third of the Directors then in office from time to time, but in no event less than three, constitute a quorum for the transaction of business. If at any meeting of the Board of Directors there is less than a quorum present, a majority of those present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice or waiver. Except as otherwise provided by law, the Certificate of Formation or by this Agreement, the vote of a majority of the Directors present at any duly constituted meeting constitutes the act of the Board.

3.7  Organization of Meetings. The Board of Directors will elect one of its members to be Chairman of the Board of Directors. The Chairman of the Board will preside at all meetings of the Board and will lead the Board of Directors in fulfilling its responsibilities and will perform all other duties and exercise all other powers that are or from time to time may be delegated to him or her by the Board of Directors. In the absence of the Chairman of the Board, a member of the Board selected by the Directors present will preside at meetings of the Board. The Secretary will act as secretary of the meetings of the Board, but in his or her absence the presiding Director may appoint a secretary for the meeting.

3.8  Action by Consent of Directors. Unless otherwise provided by the Act, the Certificate of Formation or this Agreement, any action required or permitted to be taken at any meeting of the Board, or of any Committee thereof, may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Directors then in office and filed with the minutes of proceedings of the Board or Committee.

3.9  Telephonic Meetings. Members of the Board or any Committee designated by the Board may participate in a meeting of the Board or such Committee by means of telephone or video conference call or similar communications whereby all persons participating in the meeting can hear each other. Participation in a meeting by such means constitutes presence in person at such meeting.

3.10  Reliance upon Books, Reports and Records. Each Director, each member of any Committee designated by the Board of Directors and each officer, in the performance of his or her duties, will be fully protected in relying in good faith upon the records of the Company and upon information, opinions, reports or statements presented by another Director, Committee member, Shareholder, officer or employee of the Company, or by any other person as to matters the Director, Committee member or officer reasonably believes are within such other person's professional or expert competence, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits or losses of the Company, or the value and amount of assets or reserves or contracts, agreements or other undertakings that would be sufficient to pay claims and obligations of the Company or to make reasonable provision to pay such claims and obligations, or any other facts pertinent to the existence and amount of assets from which distributions to Shareholders or creditors might properly be paid.

3.11  Compensation of Directors. The Board of Directors may set fees and other compensation to be paid to Directors, the Chairman of the Board of Directors, or members of Committees of the Directors or as chairman of any Committee. No Director will be precluded from serving the Company in any other capacity and receiving compensation therefor. Any Director who is an employee of the Company or Ford Motor Company will not receive additional compensation for serving as a Director.

3.12      Authorizing Resolutions. All resolutions and written consents adopted by the Board of Directors of the Converted Corporation prior to the effective time of the Conversion will remain in full force and effect after the Conversion as if such resolutions and written consents were adopted or taken by the Board of Directors of the Company.

ARTICLE 4
Committees of the Board

4.1  Committees of the Board of Directors. The Board of Directors may designate one or more committees of the Board, each of which will have such powers and functions as may be delegated to it by the Board of Directors. To the extent provided by any action of the Board and to the extent permissible under the Act, any such Committee has and may exercise all the powers and authority expressly delegated by the Board in the management of the business and affairs of the Company. Each Committee will consist of one or more members of the Board, the exact number being determined from time to time by the Board of Directors; provided, however, that a majority of the members of the Audit Committee will be limited to Directors who are not officers or employees of the Company. Designations of the chairman and members of each such Committee and, if desired, alternates for members, will be made by the Board of Directors. The members of such Committees may be elected at such time as the Board may determine and vacancies in any Committee may be filled at such time and in such manner as the Board may determine.

4.2  Audit Committee. The Board of Directors will have a Committee designated as the Audit Committee. The Audit Committee will select and engage, on behalf of the Company, independent public accountants to audit the books of account and other records of the Company and perform such other duties as the Committee may from time to time determine. The Committee will confer with such accountants and review and approve the scope of the audit of the books of account and other records of the Company. The Committee will have the power to confer with and direct the officers of the Company to the extent necessary to review the internal controls, accounting practices, financial structure and financial reporting of the Company. From time to time the Committee will report to and advise the Board of Directors concerning the results of its consultation and review and such other matters relating to the internal controls, accounting practices, financial structure and financial reporting of the Company as the Committee believes merit review by the Board of Directors. The Committee will also perform such other functions and exercise such other powers as may be delegated to it from time to time by the Board of Directors.

4.3  Other Committees. The Board of Directors, any Committee of the Board of Directors, or any officer of the Company, may establish additional standing Committees or special Committees to serve in an advisory capacity or in such other capacities as may be permitted by law and by this Agreement. The members of any such Committee need not be members of the Board of Directors. Any such Committee may be abolished by the person or body who established it. Each such Committee will consist of two or more members, the exact number being determined from time to time by the person or body who established the Committee. Designations of members of each such Committee and, if desired, alternates for members, will be made by such person or body. The chairman of each such Committee will be designated by such person or body.

4.4  Rules and Procedures of Committees. Each Committee may fix its own rules and procedures, including rules and procedures for quorum requirements, vote required for action, holding of meetings, taking of minutes, notices and similar matters.

ARTICLE 5
Officers

5.1  Officers. The Board of Directors will elect as officers of the Company a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a Treasurer and a Secretary. The Board of Directors may also elect persons to hold such other offices as the Board determines, including a Vice Chairman, a President, one or more Executive Vice Presidents,

Senior Vice Presidents, or Vice Presidents, a Controller, one or more Assistant Treasurers, and one or more Assistant Secretaries. Officers will have the powers, authority and responsibilities of such office as provided in this Article 5 and such other powers, authority and responsibilities as the Board of Directors, the Chairman of the Board, or the Chief Executive Officer may determine or as are redelegated to them by such officers. A person may hold any number of offices. Elected officers will hold their offices at the pleasure of the Board, or until their earlier resignation.

5.2  Chief Executive Officer. The Chief Executive Officer, subject to the provisions of this Agreement and to the direction of the Board of Directors, will have ultimate authority for decisions relating to the general management and control of the business and affairs of the Company, will perform all other duties and enjoy all other powers commonly incident to the position of Chief Executive Officer or which may be delegated to him or her by the Board of Directors, the Chairman of the Board, or which are authorized or required by law. He or she may redelegate from time to time and to the full extent permitted by law, in writing, to officers or employees of the Company any or all of such duties and powers, and any such redelegation may be either general or specific. Whenever he or she so delegates any of his or her authority, he or she will file a copy of the redelegation with the Secretary. In the absence or during the disability of the Chief Executive Officer, the Board will designate an officer to exercise the powers, authority and responsibilities of the Chief Executive Officer.

5.3  President. The President will have such powers and will perform such duties as may be delegated to him or her by the Board of Directors, the Chairman of the Board and the Chief Executive Officer.

5.4  Executive Vice Presidents, Senior Vice Presidents and Vice Presidents. Each of the Executive Vice Presidents, Senior Vice Presidents, and each of the other Vice Presidents will have such powers, and perform such duties, as may be delegated to him or her by the Board of Directors, the Chairman of the Board, the Chief Executive Officer, or the President.

5.5  Chief Financial Officer. The Chief Financial Officer will provide and maintain, subject to the direction of the Board of Directors, financial and accounting controls over the business and affairs of the Company. The Chief Financial Officer will be responsible for maintaining adequate records of the assets, liabilities, financial transactions and other related matters of the Company, and will direct the preparation of financial statements, reports and analyses. He or she will perform all acts incident to the office of the Chief Financial Officer. The Chief Financial Officer will have such powers and will perform such duties as may be delegated to him or her by the Board of Directors, the Chairman of the Board and the Chief Executive Officer.

5.6  Treasurer and Assistant Treasurer. The Treasurer, subject to the direction of the Board of Directors, will have the care and custody of all funds and securities of the Company and related matters. When necessary or proper he or she will endorse on behalf of the Company, for collection, checks, notes and other obligations, and will deposit all funds and securities of the Company in such banks or other depositaries as may be designated by the Board of Directors, or by Directors, officers, or employees authorized by the Board to so designate. He or she will perform all acts incident to the office of the Treasurer. The Treasurer may designate any Assistant Treasurer to act in his or her place if the Treasurer is temporarily unavailable. If no Assistant Treasurer is so designated, an Assistant Treasurer may be designated by the Chairman of the Board, Chief Executive Officer, or the President to perform the duties of the Treasurer.

5.7  Secretary and Assistant Secretary. The Secretary will keep the minutes of the meetings of the Shareholders and of the Board of Directors, and, when required, the minutes of the meetings of the Committees, and will be responsible for the custody of all such minutes. Subject to the direction of the Board of Directors, the Secretary will have custody of the register of Shares and books, papers, documents and agreements of the Company. He or she will have custody of the Company seal and will affix and attest such seal to any instrument whose execution under seal has been authorized. He or she will give notice of meetings of the Board or its Committees and meeting of the Shareholders and will perform all other duties incident to the office of Secretary. Any action or duty required to be performed by the Secretary may be performed by any Assistant Secretary.

5.8  Appointment of Officers by Chief Executive Officer. In the interval between meetings of the Board of Directors or action by the Board of Directors for the election of officers, the Chief Executive Officer may appoint any officers of the Company (other than the Chief Executive Officer or Chairman of the Board) as he or she may deem advisable. Such officers will have such powers, authority and responsibilities and terms of office as the Chief Executive Officer may determine. Any officer appointed by the Chief Executive Officer holds his or her position at the pleasure of the Board and the Chief Executive Officer.

ARTICLE 6
Resignations, Removals and Vacancies

6.1  Resignations. Any Director, officer or agent of the Company or any member of any Committee may resign at any time by giving written notice to the Board of Directors, to the Chairman of the Board or to the Secretary. Any such resignation will take effect at the time specified therein, or if no time is specified therein, upon receipt thereof. The acceptance of such resignation will not be necessary to make it effective.

6.2  Removals. The Shareholders holding a majority of the issued and outstanding Shares may remove from office, suspend or terminate the employment of any Director, officer or agent with or without cause. The Board of Directors may, at any time, remove from office, suspend or terminate the employment of any officer, agent or member of any committee. Any officer appointed by the Chief Executive Officer may be removed by the Chief Executive Officer at any time.

6.3  Vacancies. Any vacancy in the office of any Director, officer or agent through death, retirement, incapacity, resignation, removal, disqualification, increase in the number of Directors or other cause may be filled by the Board of Directors (in the case of vacancies in the Board, by vote of a majority of the Directors then in office, even though less than a quorum remains) or by the Shareholders holding a majority of the issued and outstanding Shares.

ARTICLE 7
Share Certificates; Transfers of Shares

7.1  Share Certificates. Shares reflecting each Shareholder’s ownership interest in the Company will be evidenced by a certificate substantially in the form attached as Exhibit A to this Agreement or otherwise in a form approved by the Board of Directors (a "Certificate"). Each Certificate will be executed by the Chief Executive Officer, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary or other persons designated by the Board of Directors. A Share in the Company evidenced by a Certificate will constitute a security for all purposes of Article 8 of the Delaware Uniform Commercial Code. Delaware law will constitute the local law of the Company’s jurisdiction in its capacity as the issuer of the Shares.

7.2  Share Register. The Company will maintain a register for the registration of Shares and the registration of transfers of Shares. Upon surrender for registration of transfer of any Certificate, and subject to the requirements of this Article 7, the Company will cause the execution, in the name of the registered holder or the designated transferee, of one or more new Certificates, evidencing the same aggregate Shares as the Certificate surrendered. Every Certificate surrendered for registration of transfer will be duly endorsed, or be accompanied by a written instrument of transfer in form and substance satisfactory to the Board of Directors duly executed, by the registered holder thereof or such holder’s authorized attorney.

7.3  Replacement Certificates. The Company will issue a new Certificate in place of any Certificate previously issued if the record holder of the Certificate (a) makes proof by affidavit, in form and substance satisfactory to the Board of Directors, that a previously issued Certificate has been lost, destroyed or stolen, (b) requests the issuance of a new Certificate before the Company has received notice that the Certificate has been acquired by a purchaser for value in good faith and without notice of an adverse claim, (c) if requested by the Board of Directors, delivers to the Company a bond, in form and substance satisfactory to the Board of Directors, to indemnify the Company against any claim that may be made on account of the alleged loss, destruction or theft of the Certificate, and (d) satisfies any other reasonable requirements imposed by the Board of Directors.

7.4  Transfers of Shares. Any Shareholder may sell, assign, pledge or otherwise transfer or encumber (collectively, "Transfer") all or any of its Shares, and the transferee of all or any of such Shares will be admitted as a substituted Shareholder, without prior approval of the Board of Directors or any Shareholder.

7.5  Resignation. No Shareholder may resign from the Company except (a) with the consent of all of the other Shareholders and upon such terms and conditions as may be specifically agreed upon between such other Shareholders and the resigning Shareholder or (b) in connection with the Transfer of all Shares held by such Shareholder to a transferee who is admitted as a substituted Shareholder in accordance with this Agreement. The provisions of this

Agreement with respect to distributions upon resignation are exclusive and no Shareholder will be entitled to claim any further or different distribution upon resignation under Section 18-604 of the Act or otherwise.

ARTICLE 8
Distributions

8.1  Distributions. Distributions of cash or other assets of the Company will be made at such times and in such amounts as determined by the Board of Directors. Notwithstanding any provision to the contrary contained in this Agreement, the Company will not make a distribution to the Shareholders if such distribution would violate the Act or other applicable law. Distributions will be made to (and profits and losses will be allocated among) Shareholders pro rata based on the number of Shares owned by each Shareholder.

8.2  Return of Capital. No Shareholder or Director will have any liability for the return of any Shareholder’s capital contribution, which capital contribution will be payable solely from the assets of the Company at the discretion of the Board of Directors, subject to the requirements of the Act.

ARTICLE 9
Dissolution

9.1  Dissolution Events. The Company will be dissolved and its affairs wound up and terminated upon the first to occur of the following:

(a)  The determination of all of the Shareholders to dissolve the Company;

(b)  The occurrence of any event causing dissolution of the Company under Section 18-801(4) of the Act, unless the Company is continued as permitted under such Section of the Act; or

(c)  The judicial dissolution of the Company under Section 18-802 of the Act.

9.2  Winding Up of the Company. If the Company is dissolved pursuant to Section 9.1, the Directors, or if there is no remaining Director, such person as is designated by the Shareholders holding a majority of the issued and outstanding Shares (the remaining Directors or such person is referred to as the "Liquidator"), will proceed to wind up the business and affairs of the Company upon such terms, price and conditions as are determined by the Liquidator in accordance with the terms of this Agreement and the requirements of the Act. A reasonable amount of time will be allowed for the period of winding up in light of prevailing market conditions and so as to avoid undue loss in connection with any sale of Company assets. This Agreement will remain in full force and effect during the period of winding up the Company’s affairs. The Liquidator, if other than a Director, will have and may exercise, without further authorization or consent of Shareholders, all of the powers conferred upon the Directors under the terms of this Agreement to the extent necessary or desirable in the good faith judgment of the Liquidator to carry out the duties and functions of the Liquidator for and during such period of time as will be reasonably required in the good faith judgment of the Liquidator to complete the winding up and liquidation of the Company. The Liquidator will liquidate the assets of the Company, and apply and distribute the proceeds of such liquidation in the following order of priority, unless otherwise required by law:

(a)  to creditors, including Shareholders who are creditors, to the extent permitted by law, in satisfaction of the liabilities of the Company (whether by payment or by the establishment of reserves of cash or other assets of the Company for contingent liabilities in amounts, if any, determined by the Liquidator to be appropriate for such purposes), other than liabilities for distributions to Shareholders and former Shareholders under Sections 18-601 or 18-604 of the Act;

(b)  to the Shareholders and former Shareholders in satisfaction of liabilities for distributions under 18-601 or 18-604 of the Act; and

(c)  to the Shareholders pro rata based on the number of Shares owned by each Shareholder.

Notwithstanding the provisions of this Article 9 that require the liquidation of the assets of the Company, if on dissolution of the Company, the Liquidator determines that a prompt sale of part or all of the Company’s assets would be impractical or would cause undue loss to the value of Company assets, the Liquidator may defer for a reasonable time (up to three years) the liquidation of any assets, except those necessary to timely satisfy liabilities of the Company (other than those to Shareholders), and/or may distribute to the Shareholders, in lieu of cash, as tenants in common undivided interests in such Company assets as the Liquidator deems not suitable for liquidation. Any such in-kind distributions will be made in accordance with the priorities in Section 9.2 as if cash equal to the fair market value of the distributed assets were being distributed. Any such distributions in kind will be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any joint operating agreements or other agreements governing the operation of such properties at such time. The Liquidator will determine the fair market value of any property distributed in kind using such reasonable methods of valuation as it may adopt.

9.3  Certificate of Cancellation. After the affairs of the Company have been wound up and the Company terminated, the Company will execute and file a certificate of cancellation with the Secretary of State of the State of Delaware.

ARTICLE 10
Liability and Indemnification

10.1  Limitation on Liability. The debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of the Company, and no Shareholder, Director or officer of the Company will be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Shareholder, Director and/or officer.

10.2  Directors' Standard of Care. Each Director of the Company will be deemed to owe to the Company and its Shareholders all of the fiduciary duties that a director of a corporation formed under the DGCL would owe to such corporation and its stockholders. Notwithstanding the previous sentence, however, a Director of the Company will not be personally liable to the Company or any Shareholder for monetary damages for breach of fiduciary duty as a Director, except for liability for: (a) any breach of the Director’s duty of loyalty to the Company or its Shareholders; (b) any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law; (c) voting for or consenting to a distribution to a Shareholder in violation of Section 18-607 of the Act; or (d) any transaction from which the Director derived an improper personal benefit.

10.3  Indemnification of Directors, Officers, Employees and Agents. To the fullest extent permitted by law, the Company will indemnify and hold harmless each Shareholder, Director, or officer of the Company or any Affiliate of the Company (as defined below) and any officer, director, stockholder, partner, employee, representative or agent of any such Shareholder, Director or officer (each, a "Covered Person") and each former Covered Person from and against any and all losses, claims, demands, liabilities, expenses, judgments, fines, settlements and other amounts (including any investigation, legal and other reasonable expenses) arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative ("Claims"), in which the Covered Person or former Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management of the affairs of the Company or that relates to or arises out of the Company or its formation, operation, dissolution or termination or its property, business or affairs. The Company may indemnify any employee, representative or agent of the Company when, as and if determined by the Board of Directors, to the same extent as provided to Covered Persons pursuant to this Section 10.3. A Covered Person or former Covered Person will not be entitled to indemnification under this Section 10.3 with respect to (a) any Claim that a court of competent jurisdiction has determined results from (i) any breach of such Covered Person’s duty of loyalty to the Company or its Shareholders, (ii) any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law, (iii) voting for or consenting to a distribution to a Shareholder in violation of Section 18-607 of the Act, or (iv) any transaction from which such Covered Person derived an improper personal benefit or (b) any Claim initiated by such Covered Person unless such Claim (or part thereof) (i) was brought to enforce such Covered Person's rights to indemnification under this Agreement or (ii) was authorized or consented to by the Board. For purposes of this Section 10.3, "Affiliate of the Company" means any person or entity controlling, controlled by or under common control with the Company. For the purposes of this definition, “control” of a person or entity means the power to direct the management and policies of such person or entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

10.4  Survival. The indemnities under this Article 10 will survive dissolution or termination of the Company.

10.5  Claim Against Company. Each Covered Person or former Covered Person will have a claim against the property and assets of the Company for payment of any indemnity amounts due under this Agreement, which amounts will be paid or properly reserved for prior to the making of distributions by the Company to Shareholders.

10.6  Advancement of Expenses. Expenses incurred by a Covered Person or former Covered Person in defending any Claim will be paid by the Company in advance of the final disposition of such Claim upon receipt by the Company of an undertaking by or on behalf of such Covered Person or former Covered Person to repay such amount if it is ultimately determined that such Covered Person or former Covered Person is not entitled to be indemnified by the Company as authorized by this Article 10.

10.7  Repeal or Modification. Any repeal or modification of this Article 10 will not adversely affect any rights of such Covered Person or former Covered Person pursuant to this Article 10, including the right to indemnification and to the advancement of expenses of a Covered Person or former Covered Person existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

10.8  Rights Not Exclusive. The rights to indemnification and to the advancement of expenses conferred in this Article 10 will not be exclusive of any other right that any person may have or hereafter acquire under any statute, agreement, vote of the Directors or otherwise.

10.9  Insurance. The Company may maintain insurance, at its expense, to protect itself and any Director, officer, employee or agent of the Company or another limited liability company, corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Company would have the power to indemnify such person against such expense, liability or loss under this Agreement or the Act.

ARTICLE 11
Books and Records

11.1  Books and Records. The Company will maintain complete and accurate books and records of its business and affairs as required by the Act.

11.2  Execution of Contracts. Except as otherwise provided by law or this Agreement, all contracts or other instruments (including any certificate or filings provided by the Act) authorized by the Board of Directors, may be executed and delivered in the name of and on behalf of the Company by any Director or officer of the Company, or any other person authorized by the Board of Directors.

11.3  Signatures on Checks and Negotiable Instruments. All checks, drafts, notes, bonds, bills of exchange and other negotiable instruments or orders for the payment of moneys out of the funds of the Company made, accepted, or endorsed by the Company, and all bonds, stocks and other securities owned or held by the Company, on transfer and delivery for sale or otherwise, will, as to either execution, endorsement or both, be signed on behalf of the Company in such manner as from time to time be determined by the Board of Directors.

11.4  Fiscal Year. The Company's fiscal year is the calendar year.

11.5  Company Seal. The Company seal will have inscribed thereon the name of the Company, the year of its formation, and the words "Company Seal" and "Delaware." If and when so authorized by the Board of Directors, a duplicate of the seal may be kept and used by the Secretary or Treasurer or by any Assistant Secretary or Assistant Treasurer. The Company seal may also be affixed by an authorized officer of the Company writing or typing the phrase "Company Seal" which will be effective for all purposes.

ARTICLE 12
Miscellaneous

12.1  Notices. Except as otherwise provided in this Agreement, any notice required or permitted to be given by this Agreement must be in writing and may be delivered personally, by express courier, mail, fax, email or other electronic communication to the recipient at the address as it appears in the records of the Company. Any notice will be deemed to be given at the time of receipt of such notice.

12.2  Waiver of Notice. Whenever a notice is required to be given, a waiver in writing, signed by the person or persons entitled to the notice, whether before or after the time stated therein, will be deemed equivalent to notice. Attendance of a person at a meeting constitutes waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Shareholders or the Board needs to be specified in any written waiver of notice.

12.3  Amendments. This Agreement may be amended only upon the written consent of all Shareholders.

12.4  Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Delaware.

[Signature on following page]

EXECUTED:

SHAREHOLDER

FORD HOLDINGS LLC

By: /s/ Peter J. Sherry, Jr.
       Name: Peter J. Sherry, Jr.
       Title: Secretary

EXHIBIT A
CERTIFICATE FOR SHARES
FORD MOTOR CREDIT COMPANY LLC
A Delaware Limited Liability Company

Certificate No. ______                                                                                                                                                                                                                                             No. of Shares ________

FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company (the "Company"), certifies that ______________________________________ is the registered owner of _____ Shares (as such term is defined in the Limited Liability Company Agreement), par value $100 per Share, of the Company. The rights, powers and privileges associated therewith are set forth in the Limited Liability Company Agreement of the Company dated as of __________ ___, 2007 (the "Company Agreement"), as the same may, from time to time, be amended or amended and restated, under which the Company is existing, copies of which are on file at the principal office of the Company. The terms of the Company Agreement are incorporated herein by reference.

The Holder, by accepting this Certificate, is deemed to have agreed to become a Shareholder of the Company, if admitted as such in accordance with the terms of the Company Agreement, and to comply with and be bound by, and to have executed, the Company Agreement.

This Certificate and the Shares evidenced hereby are transferable only in accordance with the terms of the Company Agreement. No such Shares may be transferred unless and until this Certificate, or a written instrument of transfer satisfactory to the Company, is duly endorsed or executed for transfer by the Holder or the Holder’s duly authorized attorney, and this Certificate (together with any separate written instrument of transfer) is delivered to the Company for registration of transfer.

Dated: __________ ___, 2007                                                                                                                                  FORD MOTOR CREDIT COMPANY LLC

ATTEST:

___________________________                                                                                                                         By:_______________________________
Name:                                                                                                                                                                                   Name:
Title:                                                                                                                                                                                     Title:

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[FORM OF REVERSE SIDE OF CERTIFICATE]

ASSIGNMENT OF SHARES

FOR VALUE RECEIVED, the undersigned (the "Assignor"), hereby assigns, conveys, sells and transfers unto:

____________________________________________________________________________________________________________________________________________________________
("Assignee")                                    Print or typewrite Name and Address of Assignee

_____________________________  Social Security or other Taxpayer Identification Number of Assignee

_________ Shares of the Company evidenced by this Certificate.

Assignor irrevocably constitutes and appoints the Company as its attorney-in-fact with full power of substitution to transfer the Shares referenced herein on the books of the Company.

Date: _____________________  ___________________________________________
                                                                                                                  Signature

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